THE DREYFUS/LAUREL FUNDS, INC.
                    Dreyfus Premier Small Company Stock Fund

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

            As a shareholder of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), you are entitled to vote on the proposal described below and in the enclosed materials (the "Proposal").

            The Board of Directors of the Company (the "Company Directors") has determined that it would be in the best interest of the Acquired Fund and its shareholders if the Acquired Fund were to exchange its assets (subject to liabilities) for shares of a larger fund advised by MPAM Advisers, a division of The Dreyfus Corporation, that has (1) a lower expense ratio, (2) a similar performance record, (3) a similar shareholder base, (4) similar investment policies and strategies, and (5) a primary portfolio manager who also is a co-primary portfolio manager of the Acquired Fund. It is proposed that this exchange take place with MPAM Mid Cap Stock Fund (the "Acquiring Fund"), a series of MPAM Funds Trust. Based on the similarities of the funds, the Company Directors believe that the exchange would result in a single fund with a larger combined asset base, producing greater efficiencies of portfolio management and eliminating the duplication of resources and costs.

            Under the terms of the Proposal, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund and holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The Exchange will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange without the imposition of a sales charge.

            Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

            Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

            THE COMPANY DIRECTORS RECOMMEND THAT THE ACQUIRED FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

            If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

                                   Sincerely,

                                   /s/ Stephen E. Canter
                                   Stephen E. Canter,
                                   President

June 17, 2002

                         THE DREYFUS/LAUREL FUNDS, INC.
                    Dreyfus Premier Small Company Stock Fund

                           --------------------------


                    Notice of Special Meeting of Shareholders

                           ---------------------------



To the Shareholders:

            A Special Meeting of Shareholders of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, August 22, 2002, at 10:00 a.m. for the following purposes:

            1. To consider an Agreement and Plan of Reorganization between the Company, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of MPAM Mid Cap Stock Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund in exchange for shares in the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities. Holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Thereafter, the Acquired Fund would be terminated as a series of the Company; and

            2. To transact such other business that may properly come before the meeting or any adjournment or adjournments thereof.

            Shareholders of record at the close of business on May 30, 2002 will be entitled to receive notice of and to vote at the meeting.

                                    By Order of the Board of Directors

                                    /s/ Steven F. Newman

                                    Steven F. Newman,
                                    Secretary

New York, New York
June 17, 2002

===============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY
                                               -----------

      A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE ACQUIRED FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE ACQUIRED FUND, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE ACQUIRED FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
===============================================================================

                         THE DREYFUS/LAUREL FUNDS, INC.
                    DREYFUS PREMIER SMALL COMPANY STOCK FUND

                                 200 Park Avenue
                            New York, New York 10166
                                ( 800 ) 554-4611

                                  June 17, 2002


                          ACQUISITION OF THE ASSETS OF

                    DREYFUS PREMIER SMALL COMPANY STOCK FUND

       IN EXCHANGE FOR SHARES OF, AND ASSUMPTION OF STATED LIABILITIES BY,

                             MPAM MID CAP STOCK FUND


                           PROSPECTUS/PROXY STATEMENT
                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 22, 2002

            This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") on behalf of its series, Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), to be used at the Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on Thursday, August 22, 2002, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of

------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------
record at the close of business on May 30, 2002 are entitled to receive notice of and to vote at the Meeting.

            Under the terms of the proposal to be considered at the Meeting, MPAM Mid Cap Stock Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "MPAM Trust"), would acquire all of the assets and assume stated liabilities of the Acquired Fund and holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The submission of the Exchange to Acquired Fund shareholders for their approval at the Meeting is referred to as the "Proposal." The Acquired Fund's Class A, Class B, Class C, Class R and Class T shares are referred to collectively as the "Acquired Fund Shares." The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

            This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Acquired Fund shareholders should know before voting on the Proposal or investing in the Acquiring Fund.

            A Statement of Additional Information ("SAI") dated June 17, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by this reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference and other information regarding the Acquiring Fund and the Acquired Fund. A copy of the SAI is available without charge by calling 1-800-554-4611 or writing to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

            Each Fund is a series of an open-end management investment company advised by Dreyfus and, in the case of the Acquiring Fund, through MPAM Advisers, a division of Dreyfus. The Acquiring Fund has a lower expense ratio than the Acquired Fund. The Funds have similar performance records, investment policies and strategies, and shareholder bases, and the primary portfolio manager of the Acquiring Fund serves as a co-primary portfolio manager of the Acquired Fund. The Acquired Fund is a separate series of the Company and the Acquiring Fund is a separate series of the MPAM Trust. The substantive differences between the Funds are set forth herein.

            The Acquiring Fund's prospectus relating to the Investor shares and MPAM shares, and its prospectus relating to the Dreyfus Premier shares, both dated May 22, 2002 (collectively, the "Acquiring Fund's Prospectuses"), the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2001 and the Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2002, all accompany this Prospectus/Proxy Statement.The Acquiring Fund's Prospectuses and the financial statements contained in the Annual Report and Semi-Annual Report are incorporated by reference. FOR A FREE COPY OF THE ACQUIRED FUND'S PROSPECTUS DATED MARCH 1, 2002 (THE "ACQUIRED FUND'S PROSPECTUS") AND THE ACQUIRED FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001, WRITE TO THE ACQUIRED FUND AT ITS PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-554-4611.

         Shareholders are entitled to one vote for each Acquired Fund Share, par value $0.001, and fractional votes for each fractional Acquired Fund Share, they hold. Acquired Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposal. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Acquired Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         As of June 13, 2002, the following numbers of Acquired Fund Shares were issued and outstanding:

--------------------------------------------------------------------------------
Class A Shares  Class B Shares  Class C Shares  Class R Shares  Class T Shares
--------------------------------------------------------------------------------
   934,466        1,279,865         214,800        12,697,639        7,672
--------------------------------------------------------------------------------

         Proxy materials will be mailed to shareholders of record on or about June 24, 2002.

                                TABLE OF CONTENTS

SUMMARY......................................................................4

REASONS FOR THE EXCHANGE....................................................15

INFORMATION ABOUT THE EXCHANGE..............................................16

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................18

VOTING INFORMATION..........................................................18

FINANCIAL STATEMENTS AND EXPERTS............................................23

OTHER MATTERS...............................................................23

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES..........................................................23

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION...................A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND

                                     SUMMARY

            This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectuses, the Acquired Fund's Prospectus and the Agreement and Plan of Reorganization, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A (the "Plan").

         PROPOSED TRANSACTION. The Board of Directors of the Company (the "Company Directors"), including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Plan. Under the terms of the Plan, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each such Acquiring Fund Investor share, Dreyfus Premier share and MPAM share being herein collectively referred to as the "Acquiring Fund Shares." Each Acquired Fund shareholder would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated as a series of the Company.

            As a result of the Exchange, each Acquired Fund shareholder would cease to be a shareholder of the Acquired Fund and would become a shareholder of the corresponding class of the Acquiring Fund (as described above) as of the close of business on the date of the Exchange.

            The Company Directors has concluded unanimously that the Exchange would be in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

            TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Funds will receive an opinion of counsel substantially to the effect that, for Federal income tax purposes, (a) the Acquired Fund's shareholders will recognize no gain or loss as a direct result of the Exchange, (b) an Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives will be the same as the shareholder's aggregate tax basis in its Acquired Fund Shares, and an Acquired Fund shareholder's holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date (as defined below)) and (c) the Acquiring Fund's aggregate tax basis in the Acquired Fund's assets transferred thereto as a result of the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor. See "Information about the Exchange--Federal Income Tax Consequences."

            COMPARISON OF THE FUNDS. The following discussion is primarily a summary of certain parts of the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in those prospectuses, which are incorporated herein by reference.

            GOAL/APPROACH. The Acquired Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2500(TM) Stock Index ("Russell 2500"). To pursue its goal, the Acquired Fund normally invests at least 80% of its assets in stocks of small U.S. companies. The Acquired Fund considers small companies to have market capitalizations ranging between $500 million and $5 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole.

            The Acquiring Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400"). To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in stocks of midsize domestic companies. The Acquiring Fund considers mid-cap companies to have market capitalizations ranging between $1 billion and $8 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole.

            The Funds may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The Funds choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. In selecting securities for each of the Funds, the investment adviser uses computer modeling to identify and rank stocks within an industry or sector, based on:

               |X| value, or how a stock is priced relative to its perceived
                   intrinsic worth

               |X| growth, in this case the sustainability or growth of earnings

               |X| financial profile, which measures the financial health of the company

            Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The Acquired Fund and Acquiring Fund are structured so that their sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the Russell 2500 and S&P MidCap 400, respectively. See "Goal/Approach" in the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses, respectively.

            MAIN RISKS. The risks associated with an investment in the Funds are substantially similar. These risks are discussed below. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the Funds will fluctuate, sometimes dramatically, which means you could lose money.

            Small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on each Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the Funds' investments will rise and fall based on investor perception rather than economics. Some investments in small or midsize companies are made in anticipation of future products and services whose delay or cancellation could cause the stock price to drop.

            Each Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on each Fund's performance depends on a variety of factors including the number of IPOs each Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of each Fund. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

            Although each Fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to its respective benchmark index, the Funds are expected to hold fewer securities than their respective index. Owning fewer securities and the ability to purchase companies not listed in the index can cause each Fund to underperform its respective index.

            By investing in a mix of growth and value companies, the Funds assume the risks of both, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the respective portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.

            Each Fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political and economic instability.

            The Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Funds may experience delays in recovering the loaned securities or exercising their rights in the collateral.

            Additionally, at times, each Fund may invest in certain derivatives, such as options and futures, and in foreign currencies. While used primarily to hedge the Fund's portfolio and to seek increased returns, such strategies can increase volatility and lower returns. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on each Fund's performance.

            See "Main Risks" in each Fund's Prospectus and "The Funds' Investments, Related Risks and Limitations" in the Acquiring Fund's Statement of Additional Information and "Description of the Fund/Company" in the Acquired Fund's Statement of Additional Information for a discussion of their respective investment risks.

            ACCOUNT POLICIES. The Acquiring Fund offers three classes of shares:
MPAM shares, Investor shares and Dreyfus Premier shares. MPAM shares of the Acquiring Fund generally are offered only to (1) clients of the Private Wealth Management group of Mellon Financial Corporation ("Mellon")(1) that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon


--------
(1) Mellon's Private Wealth Management group refers to its business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, N.A., Boston Safe Deposit and Trust Company and other bank and trust company subsidiaries of Mellon.

Bank") or Boston Safe Deposit and Trust Company ("Boston Safe"), or their bank affiliates ("Private Wealth Management Clients"), and (2) persons or entities that have not been Private Wealth Management Clients and who have held MPAM shares since July 10, 2001. MPAM shares owned by Private Wealth Management Clients are held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent ("MPAM Accounts").

         Investor shares of the Acquiring Fund generally are offered only to (1) Private Wealth Management Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold Acquiring Fund Shares, and (2) individuals or entities that are not Private Wealth Management Clients and that receive a transfer of Acquiring Fund Shares from a Private Wealth Management Client, except that such individuals or entities that have held MPAM shares since July 10, 2001 will continue to be eligible to purchase MPAM shares of the Acquiring Fund for their then-existing accounts (collectively, "Individual Clients"). Investor shares owned by Individual Clients will be held in separate accounts ("Individual Accounts").

         Dreyfus Premier shares of the Acquiring Fund generally are offered only to shareholders of a fund that receive Dreyfus Premier shares upon the reorganization of that fund into the Acquiring Fund. Dreyfus Premier shares will convert to Investor shares approximately six years after their date of purchase. Dreyfus Premier shares will be held in Individual Accounts.

            The Acquired Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class T shares. The Acquired Fund's shares are designed primarily for people who are investing through a third party, such as a bank, broker-dealer, financial adviser or other eligible institution, or in a 401(k) or other retirement plan.

         Currently, a majority of the shares of each Fund are held by Private Wealth Management Clients.

            CAPITALIZATION. The following tables set forth as of February 28, 2002, (1) the capitalization of the respective classes of Acquired Fund Shares,
(2) the capitalization of the respective classes of Acquiring Fund Shares and
(3) the pro forma capitalization of the respective classes of Acquiring Fund Shares, adjusted to show the effect of the Exchange had it occurred on that date.

                                                                                         Pro Forma
                                                                                           After
                                                                                          Exchange
                   Acquired          Acquired         Acquired         Acquiring         Acquiring
                 Fund Class A      Fund Class C     Fund Class T     Fund Investor     Fund Investor
                    Shares            Shares          Shares             Shares            Shares
                 ------------      ------------     ------------     -------------     --------------

Total net       $16,481,737        $3,571,709        $140,513          $202,092          $20,396,051
assets
Net asset value
  per share     $18.33             $17.33            $18.22            $11.28            $11.28
Shares
outstanding     899,326            206,041           7,710             17,921            1,808,331


                                                              Pro Forma After
                                                                  Exchange
                                            Acquiring Fund     Acquiring Fund
                     Acquired Fund          Dreyfus Premier    Dreyfus Premier
                     Class B Shares             Shares             Shares
                    --------------          ---------------   ----------------

Total net            $22,626,257                  $0            $22,626,257
assets
Net asset value
  per share          $17.32                      N/A              $11.28
Shares
outstanding          1,306,247                     0            2,005,691


                                                              Pro Forma After
                                                                  Exchange
                     Acquired Fund          Acquiring Fund     Acquiring Fund
                     Class R Shares          MPAM Shares         MPAM Shares
                     --------------         --------------    ---------------

Total net             $258,711,100           $910,609,005     $1,169,320,105
assets
Net asset value
  per share           $18.60                    $11.28            $11.28
Shares
outstanding           13,910,775              80,740,879        103,678,859


            SALES CHARGES. The Acquired Fund's Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% and 4.50%, respectively, and shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge ("CDSC") of 1.00% if they are sold within one year of purchase. The Acquired Fund's Class B shares and the Acquiring Fund's Dreyfus Premier shares are subject to a maximum CDSC of 4.00%. The Acquired Fund's Class C shares are subject to a maximum CDSC of 1.00%. The Acquired Fund's Class R shares and the Acquiring Fund's MPAM and Investor shares are not subject to any sales charge. The CDSCs applicable to the Acquired Fund's Class A, Class B, Class C and Class T shares are being waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares. No front-end sales charge or CDSC will be imposed in connection with the Exchange. For purposes of calculating future CDSCs and the date Dreyfus Premier shares convert to Investor shares, Dreyfus Premier shares issued pursuant to the Exchange will be deemed to have been purchased by the Acquired Fund shareholders on the date such shareholders purchased their Class B shares of the Acquired Fund. See "Expenses" and "Your Investment - Account Policies - Share class charges" in the Acquired Fund's Prospectus for a more complete description of the Acquired Fund's sales charges. See "Expenses" and "Your Investment - Contingent Deferred Sales Charge (CDSC)" in the Acquiring Fund's Prospectus offering Dreyfus Premier shares for a more compete description of the Acquiring Fund's sales charges.

ACQUIRED FUND - SALES CHARGES
-----------------------------

CLASS A AND CLASS T - CHARGED WHEN YOU BUY SHARES

--------------------------------------------------------------------------------
Your Investment             Sales charge deducted as   Sales charge as a % of
                            a % of offering price      your net investment
--------------------------------------------------------------------------------
                            Class A      Class T       Class A      Class T

--------------------------------------------------------------------------------
Up to $49,999               5.75%        4.50%         6.10%        4.70%
--------------------------------------------------------------------------------
$50,000 - $99,999           4.50%        4.00%         4.70%        4.20%
--------------------------------------------------------------------------------
$100,000 - $249,999         3.50%        3.00%         3.60%        3.10%
--------------------------------------------------------------------------------
$250,000 - $499,999         2.50%        2.00%         2.60%        2.00%
--------------------------------------------------------------------------------
$500,000 - $999,999         2.00%        1.50%         2.00%        1.50%
--------------------------------------------------------------------------------
$1 million or more*         0.00%        0.00%         0.00%        0.00%
--------------------------------------------------------------------------------
Class A shares also carry an annual Rule 12b-1 fee of 0.25%, and Class T shares carry an annual Rule 12b-1 fee of 0.50%, of the respective class's average daily net assets.

CLASS B - CHARGED WHEN YOU SELL SHARES
-------------------------------------------------------
Years since purchase was    CDSC as a % of your
made                        initial investment or
                            your redemption
                            (whichever is less)*
-------------------------------------------------------
Up to 2 years               4.00%
-------------------------------------------------------
2 - 4 years                 3.00%
-------------------------------------------------------
4 - 5 years                 2.00%
-------------------------------------------------------
5 - 6 years                 1.00%
-------------------------------------------------------
More than 6 years           Shares will automatically
                            convert to Class A shares
-------------------------------------------------------
Class B shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.

CLASS C - CHARGED WHEN YOU SELL SHARES*
A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.

CLASS R - NO SALES LOAD OR RULE 12b-1 FEES

--------------------
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment). The CDSCs applicable to Class A, Class B, Class C and Class T shares of the Acquired Fund are being waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares.


ACQUIRING FUND - SALES CHARGES
------------------------------

MPAM SHARES - NO SALES LOAD OR RULE 12b-1 FEES

INVESTOR SHARES - NO SALES LOAD OR RULE 12b-1 FEES

DREYFUS PREMIER SHARES
-------------------------------------------------------
Years since purchase was    CDSC as a % of your
made                        initial investment or
                            your redemption
                            (whichever is less)
-------------------------------------------------------
Up to 2 years               4.00%
-------------------------------------------------------
2 - 4 years                 3.00%
-------------------------------------------------------
4 - 5 years                 2.00%
-------------------------------------------------------
5 - 6 years                 1.00%
-------------------------------------------------------
More than 6 years           Shares will automatically
                            convert to Investor shares
-------------------------------------------------------
Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

            FEES AND EXPENSES. The management fee structures of the Funds differ. Unlike the arrangements between most investment advisers and the funds they manage, the Acquired Fund pays Dreyfus a "unitary fee" at the annual rate of 1.25% of the value of its average daily net assets. Under the unitary fee structure, Dreyfus pays all Acquired Fund expenses except brokerage fees, taxes, interest, fees and expenses of the non-interested directors, Rule 12b-1 fees and extraordinary expenses. The Acquiring Fund pays a separate management fee at an annual rate of 0.75% of the value of its average daily net assets. As described in the tables below, the Acquiring Fund also pays other fund expenses, including Rule 12b-1 fees, shareholder service fees and an administration fee payable to Mellon Bank for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional services. The administration fee paid by the Acquiring Fund is calculated from the following administration fee schedule based on the aggregate assets of the series in the MPAM Trust as a whole:

--------------------------------------------------------------------------
                                              ANNUAL ADMINISTRATION FEE
                                              (as a percentage of average
 AGGREGATE ASSETS OF MPAM TRUST               daily net assets)
--------------------------------------------------------------------------
$0 to $6 billion                              0.15%
--------------------------------------------------------------------------
Greater than $6 billion to $12 billion        0.12%
--------------------------------------------------------------------------
Greater than $12 billion                      0.10%
--------------------------------------------------------------------------

As of August 31, 2001, based on certain assets of the MPAM Trust in the aggregate, the administration fee payable by the Acquiring Fund was 0.145%.

            The following information concerning fees and expenses of the Funds is derived from information set forth under the caption "Expenses" in the Acquiring Fund's Prospectuses and the Acquired Fund's Prospectus. The fees and expenses set forth below are for the fiscal year ended October 31, 2001 for the

Acquired Fund and the fiscal year ended August 31, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" information set forth below is based on net assets and fund accruals of each Fund as of February 28, 2002. Annual fund operating expenses are paid out of each Fund's assets, so their effect is reflected in the respective share price.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                             Acquired         Acquired       Acquired       Acquiring      Pro Forma After
                               Fund             Fund           Fund           Fund            Exchange
                             Class A          Class C        Class T        Investor       Acquiring Fund
                              Shares           Shares         Shares         Shares        Investor Shares
                              ------           ------         ------         ------        ---------------
Management fees                1.25%          1.25%            1.25%          0.75%           0.75%
Rule 12b-1 fee                 0.25%          1.00%            0.50%          None            None
Shareholder
services fee                   None           None             None           0.25%           0.25%
Other expenses                 0.00%          0.00%            0.00%          0.40%           0.18%*

Total Annual Fund
Operating Expenses             1.50%          2.25%            1.75%          1.40%           1.18%
------------------
* Excludes merger related expenses.



ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                          Pro Forma After
                          Acquired      Acquiring Fund        Exchange
                            Fund           Dreyfus         Acquiring Fund
                          Class B       Premier Shares    Dreyfus Premier
                           Shares       --------------         Shares
                           ------                              ------

Management fees             1.25%           0.75%               0.75%
Rule 12b-1 fee              1.00%           0.75%               0.75%
Shareholder
services fee                None            0.25%               0.25%
Other expenses              0.00%           0.17%*              0.17%*,**
Total Annual
Fund Operating              2.25%           1.92%               1.92%
Expenses
--------------
* Estimated fees to be paid by the Acquiring Fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM Trust in the aggregate) payable to Mellon Bank for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.
** Excludes merger related expenses.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                       Acquired        Acquiring      Pro Forma After
                         Fund            Fund             Exchange
                       Class R           MPAM          Acquiring Fund
                        Shares          Shares          MPAM Shares
                        ------          ------          -----------

Management fees          1.25%           0.75%            0.75%
Rule 12b-1 fee           None            None             None
Shareholder
services fee             None            None             None
Other expenses           0.00%           0.18%            0.17%*
Total Annual
Fund Operating           1.25%           0.93%            0.92%
Expenses
--------------
*  Excludes merger related expenses.

EXPENSE EXAMPLE

            This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                            1 Year    3 Years    5 Years     10 Years

Acquired Fund
-------------
Class A Shares              $719      $1,022     $1,346       $2,263
Class B Shares
WITH REDEMPTION             $628      $1,003     $1,405       $2,223*
WITHOUT REDEMPTION          $228      $703       $1,205       $2,223*
Class C Shares
WITH REDEMPTION             $328      $703       $1,205       $2,585
WITHOUT REDEMPTION          $228      $703       $1,205       $2,585
Class R Shares              $127      $397       $686         $1,511
Class T Shares              $620      $976       $1,356       $2,420

Acquiring Fund
--------------
MPAM Shares                 $95       $296       $515         $1,143
Investor Shares             $143      $443       $766         $1,680
Dreyfus Premier Shares
WITH REDEMPTION             $595      $903       $1,237       $1,985**
WITHOUT REDEMPTION          $195      $603       $1,037       $1,985**

Acquiring Fund
Pro Forma After Exchange
------------------------
MPAM Shares                 $94       $293       $509         $1,131
Investor Shares             $120      $375       $649         $1,432
Dreyfus Premier Shares
WITH REDEMPTION             $595      $903       $1,237       $1,985**
WITHOUT REDEMPTION          $195      $603       $1,037       $1,985**
-------------------
* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

** Assumes conversion of Dreyfus Premier shares to Investor shares at the end of the sixth year following the date of purchase.

            ACQUIRING FUND'S PAST PERFORMANCE. The bar chart and tables shown below illustrate the risks of investing in the Acquiring Fund. Before the Acquiring Fund commenced operations, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Acquiring Fund were transferred to it. The bar chart shows you how the performance of the Acquiring Fund's MPAM shares has varied from year to year. The table below compares the performance of the Acquiring Fund's MPAM shares over time to that of the S&P MidCap 400, a market-capitalization-weighted index of 400 medium-capitalization stocks. Please note that the performance figures for the Acquiring Fund's MPAM shares in the bar chart and table represent the performance figures for the predecessor CTF through October 1, 2000, adjusted to reflect the Acquiring Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Acquiring Fund's MPAM shares as they were estimated prior to the conversion of the CTF into the Acquiring Fund, and the performance of the Acquiring Fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the Acquiring Fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the Acquiring Fund, which would lower performance shown.

            All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since the Acquiring Fund's Investor shares have less than one full calendar year of performance and its Dreyfus Premier shares are a new class, past performance information is not available for either class. Performance for each share class will vary due to the differences in expenses. Because the Acquiring Fund's Dreyfus Premier shares and Investor shares are subject to higher expenses, the performance of those classes will be lower than the performance of the Acquiring Fund's MPAM shares.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)*
ACQUIRING FUND - MPAM SHARES

16.89    15.43   -1.64    39.38   22.21   23.30   -5.59   10.72  7.87   -1.88
--------------------------------------------------------------------------------
`92      `93     `94      `95     `96     `97     `98     `99    `00    `01

Best Quarter:     Q4'99                   16.55%
Worst Quarter:    Q3'98                   -21.71%

THE YEAR-TO-DATE TOTAL RETURN OF THE MPAM SHARES AS OF 3/31/02 WAS 2.26%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRING FUND - MPAM SHARES

                                     1 Year   5 Years  10 Years
                                     ------   -------- --------
MPAM Shares*                         -1.88%   6.41%    11.92%
S&P MidCap 400                       -0.62%   16.11%   15.01%
----------------------------
*Reflects the performance of the predecessor CTF through 10/1/00.

            ACQUIRED FUND'S PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquired Fund. The bar chart shows the changes in the Acquired Fund's Class R performance from year to year. The table compares the average annual total returns of each Acquired Fund share class to those of the Russell 2500, a broad measure of small company performance. These returns reflect any applicable sales charges. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
ACQUIRED FUND - CLASS R SHARES

                        40.43  22.13   22.01 -5.85   10.04  7.86  -2.36
--------------------------------------------------------------------------
`92      `93    `94     `95    `96     `97   `98     `99    `00   `01

Best Quarter:           Q4 '01                  16.59%
Worst Quarter:          Q3 '98                  -21.81%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRED FUND - CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES


Share Class/                                            Since
Inception Date                       1 Year   5 Years   Inception
--------------                       ------   --------  ---------

Class A Shares     (9/2/94)          -8.21%   4.39%     10.57%
Class B Shares     (12/19/94)        -7.11%   4.48%     12.06%*
Class C Shares     (12/19/94)        -4.29%   4.83%     11.95%
Class R Shares     (9/2/94)          -2.36%   5.89%     11.73%
Class T Shares     (8/16/99)         -7.28%     -       4.35%
Russell 2500                         1.22%    10.34%    13.22%**

-----------------------
* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

**Based on the life of Class A and Class R. For comparative purposes, the value of the index on 8/31/94 is used as the beginning value on 9/2/94.

            INVESTMENT ADVISER. Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the investment adviser for the Acquired Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for the Acquiring Fund. Founded in 1947, Dreyfus manages approximately $192 billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

            PRIMARY PORTFOLIO MANAGERS. The co-primary portfolio managers for the Acquired Fund are Anthony J. Galise and James C. Wadsworth. Mr. Galise also is the primary portfolio manager for the Acquiring Fund. Mr. Galise has been employed by Dreyfus as a portfolio manager since April 1996. He is a vice president and portfolio manager at Mellon Bank. He joined

Mellon in 1993 with over 20 years of equity investment experience. Mr. Wadsworth has been employed by Dreyfus as a portfolio manager since October 1994. He is also senior vice president of Mellon Bank. He has been employed by Mellon Bank since 1977.

            BOARD MEMBERS. The Company and the MPAM Trust have different Board members. For a description of the respective Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Management of the Funds" and the Acquired Fund's Statement of Additional Information under the caption "Management of the Fund."

            PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures of the Acquired Fund and Acquiring Fund differ depending on the nature of the shareholder. The purchase and redemption procedures of Class R shares of the Acquired Fund and MPAM shares of the Acquiring Fund are similar for most holders since they are designed for persons who hold these shares by virtue of their qualified trust or investment account or relationship with a financial service provider acting on their behalf. Thus, in most instances, purchases and redemptions are effected through that financial service provider. Purchases and redemptions of MPAM shares for MPAM Accounts are effected through the client relationship with Mellon's Private Wealth Management group. Purchases and redemptions of MPAM shares through Individual Accounts may be made in the same manner as Investor shares and Dreyfus Premier shares, described below.

            Class A, Class B, Class C and Class T shares of the Acquired Fund are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Purchase and redemption of Class

A, Class B, Class C and Class T shares of the Acquired Fund, and Investor shares and Dreyfus Premier shares of the Acquiring Fund, may be made by mail, wire, electronic check or TELETRANSFER, or automatically, as described in the Prospectus of the Acquired Fund under "Instructions for Regular Accounts" and in the Prospectus of the Acquiring Fund offering MPAM shares and Investor shares under "Your Investment - Account Policies and Services - Purchases and Redemptions through Individual Accounts" and in the Prospectus of the Acquiring Fund offering Dreyfus Premier shares under "Your Investment - Account Policies."

            DISTRIBUTION AND SHAREHOLDER SERVICES PLANS. The Acquired Fund's Class A, Class B, Class C and Class T shares are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Acquired Fund's Rule 12b-1 Plans, the Acquired Fund pays its distributor an annual fee at a rate of 0.25%, 1.00%, 1.00% and 0.50% of the value of the average daily net assets attributable to the fund's Class A, Class B, Class C and Class T shares, respectively, for distribution expenses and shareholder services. There is no Rule 12b-1 Plan for Class R shares of the Acquired Fund. The Acquiring Fund's Dreyfus Premier shares are subject to a Rule 12b-1 Plan under which the Acquiring Fund pays its distributor an annual fee at a rate of 0.75% of the value of the average daily net assets attributable to Dreyfus Premier shares to finance the sale and distribution of that class of shares. Because the fees under the respective Rule 12b-1 Plans are paid out of each Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Expenses" in the Acquired Fund's Prospectus and "Distribution and Service Plans" in the Acquired Fund's Statement of Additional Information. See "Expenses" in the Acquiring Fund's Prospectus relating to the offering of Dreyfus Premier shares and "Distribution and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information.

            Investor shares and Dreyfus Premier shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to the respective class for providing shareholder services to holders of shares of the class. The Acquired Fund has not adopted a Shareholder Services Plan, but (as described above) has a Rule 12b-1 Plan that provides for payments for shareholder services.

            SHAREHOLDER SERVICES AND PRIVILEGES. The following shareholder services and privileges are offered to holders of Acquired Fund Shares, as well as holders of Investor shares, Dreyfus Premier shares, and MPAM shares of the Acquiring Fund who hold those shares in Individual Accounts: Automatic Asset Builder(R) - for making automatic investments from a designated bank account; Payroll Savings Plan - for making automatic investments through a payroll deduction; Government Direct Deposit Privilege - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; Dividend Sweep - for automatically reinvesting the dividends and other distributions from one fund into another; Auto-Exchange Privilege - for making regular exchanges from one fund into another; Automatic Withdrawal Plan - for making regular withdrawals from most funds; exchange privileges into certain other funds; TELETRANSFER privileges - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access. For a more complete description of shareholder services, see "Your Investment - Services for Fund Investors" in the Acquired Fund's Prospectus, "Your Investment
- Services For Fund Investors" in the Acquiring Fund's Prospectus offering the Dreyfus Premier shares and "Your Investment - Account Policies and Services -

Individual Account services and policies" in the Acquiring Fund's Prospectus offering the MPAM shares and Investor shares.

            Holders of MPAM shares of the Acquiring Fund who are Private Wealth Management Clients and do not have Individual Accounts should contact their account officer for information concerning purchases, sales or exchanges of MPAM shares in lieu of using the services listed above. Banks, broker-dealers and other financial institutions may not make all of these services and privileges available to shareholders of the Acquired Fund. Consult your financial representative for more information on the availability of these services and privileges.

            DIVIDENDS AND OTHER DISTRIBUTIONS. The distribution policies of the Funds are identical, although the actual amounts of dividends and other distributions paid per share by the Funds are different. See "Dividends, Other Distributions and Taxes" in each Fund's Statement of Additional Information.

            LEGAL FORM OF ORGANIZATION. The Company is a Maryland corporation governed by its Articles of Incorporation dated July 31, 1987, as amended from time to time (the "Articles"). The MPAM Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust").

            Under Maryland law, shareholders of the Acquired Fund have no personal liability as such for the Company's acts or obligations. Under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for its acts or obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the MPAM

Trust and the Board of Trustees of the MPAM Trust (the "MPAM Trust Trustees"). Also, the Declaration of Trust provides for indemnification out of the Acquiring Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the Acquiring Fund itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

            For a more detailed discussion of the legal organization of the Company and the MPAM Trust, see the Statement of Additional Information of the Acquired Fund under the sections entitled "Description of the Fund/Company" and "Information About the Fund/Company" and the Statement of Additional Information of the Acquiring Fund under the sections entitled "Description of the Trust and Funds" and "Information About the Funds/Trust", respectively, and the applicable provisions of Maryland and Massachusetts law.

                            REASONS FOR THE EXCHANGE

            The Company Directors and MPAM Trust Trustees (collectively, the "Boards") each has concluded that the Exchange is in the best interests of its Fund and its Fund's shareholders. Based on the similarities of the Funds, the Boards believe that the Exchange would result in a single fund with a larger combined asset base, producing more efficient portfolio management and eliminating the duplication of resources and costs associated with marketing and servicing these Funds.

            In determining whether to recommend approval of the Exchange, the Boards considered the following factors, among others: (1) the compatibility of the Funds' investment objectives, management policies and investment restrictions, as well as shareholder services they offer; (2) a co-primary portfolio manager of the Acquired Fund also is the primary portfolio manager of the Acquiring Fund; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the expense ratios of the Funds, as well as the estimated expense ratio of the combined Acquiring Fund; (5) unlike Class A, Class C and Class T shares of the Acquired Fund, purchases and redemptions of Investor shares of the Acquiring Fund are not subject to a sales charge; (6) the relative performance of the Funds; (7) the tax consequences of the Exchange; (8) a majority of each Fund's shares are held by Private Wealth Management Clients; and (9) the estimated costs to be incurred by the Funds as a result of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

            PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities on or about August 29, 2002 or another date the parties agree on (the "Closing Date"). The number of the Acquiring Fund's MPAM shares, Investor shares and Dreyfus Premier shares to be issued to shareholders of the corresponding class of the Acquired Fund will be determined on the basis of those shares' respective net asset values per share and the aggregate net assets attributable to each class of the Acquired Fund, respectively, all generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) (except for certain options and futures contracts, if any, which may be valued 15 minutes after the close of that trading) on the Closing Date. Portfolio securities of the Funds will be valued in accordance with their respective valuation practices, which are described under the captions "Your Investment - Account Policies" in the Acquired Fund's Prospectus and "Your Investment - Account Policies and Services - Buying Shares" in the Acquiring Fund's Prospectuses, and under the caption "Determination of Net Asset Value" in their respective Statements of Additional Information.

            On or before the Closing Date, the Acquired Fund will declare a dividend or dividends that, together with all previous dividends, will have the effect of distributing to the Acquired Fund's shareholders all of its (1) investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or before the Closing Date and (2) net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

            As soon as conveniently practicable after the Closing Date, the Acquired Fund will liquidate and distribute PRO RATA to its shareholders of record as of the close of business on the Closing Date the Acquiring Fund Shares it receives in the Exchange. That liquidation and distribution will be accomplished by establishing an account on the Acquiring Fund's share records in the name of each such Acquired Fund shareholder and crediting each such account with the respective PRO RATA number of MPAM shares, Investor shares or Dreyfus Premier shares due to the shareholder. Holders of Class A, Class C and Class T shares of the Acquired Fund will receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund will receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund will receive MPAM shares of the Acquiring Fund. Each such Acquired Fund shareholder will receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Acquired Fund Shares will represent MPAM shares, Investor shares and Dreyfus Premier shares, respectively, distributed to the record holders of the Acquired Fund.

            The Plan may be amended at any time before the Exchange. The Company will provide Acquired Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Funds under the Plan are subject to various conditions, including approval by Acquired Fund shareholders holding the requisite number of Acquired Fund Shares and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

            The total expenses of the Exchange are expected to be approximately $88,100, which will be borne by the Funds pro rata according to the aggregate net assets of the Acquired Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated. Those expenses include professional fees and costs of soliciting proxies for the meeting of the Acquired Fund's shareholders, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation. Additionally, Dreyfus will bear some of the indirect costs of the Exchange by providing employee time and effort in its planning, preparation and consummation. The Acquired Fund will not incur any brokerage expenses or finders fees in connection with the transfer of its assets to the Acquiring Fund.

            If the Plan is not approved by the Acquired Fund's shareholders, the Company Directors will consider other appropriate courses of action.

            The consummation of the Exchange is subject to the conditions set forth in the Plan, including the condition that the parties to the Exchange shall have received exemptive relief from the Commission with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Exchange.

            TEMPORARY SUSPENSION OF CERTAIN OF THE ACQUIRED FUND'S INVESTMENT RESTRICTIONS. Because certain of the Acquired Fund's existing investment restrictions could preclude it from consummating the Exchange in the manner contemplated in the Plan, Acquired Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions that restrict its ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of the value of its total assets in securities of one or more issuers conducting their principal activities in the same industry, as set forth in its Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Acquired Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Acquired Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

            FEDERAL INCOME TAX CONSEQUENCES. The Exchange is intended to qualify for Federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the MPAM Trust and the Company will receive an opinion of Kirkpatrick & Lockhart

LLP, their counsel, substantially to the effect that, based on the existing provisions of the Code, Treasury regulations issued thereunder, current administrative pronouncements and court decisions and certain facts, assumptions and representations, for Federal income tax purposes:

            (1) The Acquiring Fund's acquisition of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, followed by the Acquired Fund's distribution of those shares PRO RATA to the Acquired Fund shareholders in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            (2) The Acquired Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund shareholders in exchange for their Acquired Fund Shares;

            (3) The Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and its assumption of the Acquired Fund's stated liabilities;

            (4) The Acquiring Fund's tax basis in the Acquired Fund's assets it receives in the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor;

            (5) An Acquired Fund shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Exchange; and

            (6) An Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Exchange will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date).

            The foregoing opinion will state that no opinion is expressed as to the effect of the Exchange on either Fund or any Acquired Fund shareholder with respect to any Acquired Fund asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

            The Acquiring Fund's utilization after the Exchange of any pre-Exchange capital losses the Acquired Fund realized could be subject to limitation in future years under the Code.

            NEITHER FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Acquired Fund shareholders should consult their tax advisers regarding the effect, if any, of the Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Acquired Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

            The Company Directors have approved the Plan and the Exchange and have determined that (1) participation in the Exchange is in the best interests of the Acquired Fund and its shareholders and (2) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Exchange. Pursuant to the Articles and By-Laws, the Plan and the Exchange require the approval of the holders of at least two-thirds of the outstanding voting shares of the Acquired Fund.

        THE COMPANY DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE ACQUIRED FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
                             PLAN AND THE EXCHANGE.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

            Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectuses forming a part of the Registration Statement on Form N-1A (File No. 333-34844). Information about the Acquired Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquired Fund's Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338).

            The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by either Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102 and at the Northeast regional office of the Commission at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

            In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Funds may pay persons holding Acquired Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Acquired Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

            If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote

Acquired Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Acquired Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

            If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Acquired Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Acquired Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding Acquired Fund Shares entitled to vote at the Meeting.

            The votes of the Acquiring Fund's shareholders are not being solicited because their approval or consent is not necessary for the Exchange.

            As of June 13, 2002, the following were known by the Acquired Fund to own of record 5% or more of the indicated class of the Acquired Fund's outstanding voting shares:

Class A Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Nationwide Advisory Services,       10.24%                   8.28%
Inc.
c/o Portfolio Select-Omnibus
Attn: Cash Control
3435 Stelzer Road
Columbus, OH  43219-6004

Charles Schwab & Co., Inc.           9.89%                   8.00%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122


FISERV Securities, Inc.              9.19%                   7.43%
For the Benefit
of Its Customers
Attn:  Mutual Funds
One Commerce Square
2005 Market Street - Suite 1200
Philadelphia, PA  19103-7084

National Financial Services          8.35%                   6.75%
Corporation FEBO
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA  02109-3605

Donaldson, Lufkin and Jenrette       8.09%                   6.54%
Securities Corporation Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ  07303-2052

Security Trust Company               7.13%                   5.76%
as Trustee
For the Benefit of Oberthur
Card System
401(k) Profit Sharing Plan
2390 E. Camelback Road-
Suite 240
Phoenix, AZ  85016-3474

People's Securities, Inc.             5.05%                   4.08%
For the Benefit of
Its Customers
1000 Lafayette Boulevard
P.O. Box 31
Bridgeport, CT  06601-0031

Class B Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

FISERV Securities, Inc.             26.09%                  26.09%
For the Benefit of Its Customers
Attn:  Mutual Funds
One Commerce Square
2005 Market Street - Suite 1200
Philadelphia, PA  19103-7084

National Financial Services          9.89%                   9.89%
Corporation FEBO
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA  02109-3605

Nationwide Advisory Services Inc.    7.56%                   7.56%
c/o Portfolio Select-Omnibus
Attn:  Cash Control
3435 Stelzer Road
Columbus, OH  43219-6004

Merrill Lynch, Pierce, Fenner        7.41%                   7.41%
& Smith For the Sole Benefit of
its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484

Donaldson, Lufkin and Jenrette       6.72%                   6.72%
Securities Corportaion Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ  07303-9998

Class C Shares
--------------

Name and Address                                Percentage Outstanding
----------------                                ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Merrill Lynch, Pierce, Fenner       30.73%                   5.39%
& Smith For the Sole Benefit of
its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484

Bank of America Securities LLC      12.92%                   2.27%
For the Benefit of Its Customers
200 North College Street
Charlotte, NC  28255-0001

National Financial Services          8.97%                   1.57%
Corporation FEBO
For the Benefit of Its Customers
82 Devonshire Street
Boston, MA  02109-3605

Salomon Smith Barney Inc.            8.95%                   1.57%
For the Benefit of Its Customers
333 West 34th Street
New York, NY  10001-2483

Donaldson, Lufkin and Jenrette       5.88%                   1.03%
Securities Corporation Inc.
For the Benefit of Its Customers
P.O. Box 2052
Jersey City, NJ  07303-9998


Class R Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Boston & Company                    68.43%                  13.63%
Mellon Private Asset Management
Attn:  Mutual Fund Processing
P.O. Box 534005
Pittsburgh, PA  15253-4005

Mac & Co.                           26.67%                   5.31%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

Class T Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Salomon Smith Barney Inc.          24.94%                    0.16%
For the Benefit of Its Customers
333 West 34th Street
New York, NY  10001-2483

Circle Trust Company Custodian     23.56%                    0.16%
For the Benefit of
Garney Holding Company
Employee Stock Ownership Plan &
Trust
Metro Center
One Station Place
Stamford, CT  06902

A. G. Edwards & Sons Inc.          13.19%                    0.09%
Custodian
For the Benefit of
Roger F. Standorf-
Individual Retirement Account
7003 Gehin Drive
Belleville, WI  53508-9752

National Financial Services        10.27%                    0.07%
Corporation FEBO
Cheryl Newsome
Tod. Arkisha Macon
Tod. Sergio Newsome
10826 Ryan Oaks Drive
Houston, TX  77065-3138

UBS PaineWebber                     8.21%                    0.05%
For the Benefit of
Shirley M. Pennington, Trustee
Shirley M. Pennington Trust
3971 Vesper Court
Naperville, IL  60564-7137

UBS PaineWebber                     7.08%                    0.05%
For the Benefit of
Robert E. Hanson - Individual
Retirement Account
P.O. Box 3321
Weehawken, NJ  07085-8154

Prudential Securities Inc.          5.41%                    0.04%
For the Benefit of
Ms. Annie Y. Harris, Trustee
Annie Y. Harris
Living Trust
8029 Willow Avenue
Mechanicsville, VA  23111-3612

            As of June 13, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

MPAM Shares
-----------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Mac & Co.                           97.21%                   77.84%
Attn: MPAM Operations
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA  15253-4005

Investor Shares
---------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                   Before Exchange          After Exchange
                                   ---------------          --------------

Barbara S. Sale                     47.05%                  0.45%
104 Saint Dunstans Road
Baltimore, MD  21212-3310

Craig E. Woods and                  14.83%                  0.14%
Mary Jane Woods
32 Lookover Lane
Yardley, PA  19067-1521

Nancy J. Duffy and                  14.83%                  0.14%
Colin C. Duffy
69 Smith Street
Rouses Point, NY  12979-1602

Barry G. Woods and                  14.83%                  0.14%
Patricia B. Woods
1003 Moreland Road
Willow Grove, PA  19090-3034

Dwight D. Walker                    5.32%                   0.05%
544 Brandermill Road
Evans, GA  30809-3924

            As of June 14, 2002, the Company Directors and officers of the Company, as a group, owned less than 1% of each class of the Acquired Fund's outstanding shares. As of June 14, 2002, the MPAM Trust Trustees and officers of the MPAM Trust, as a group, owned less than 1% of each class of the Acquiring Fund's outstanding shares. As of June 14, 2002, there were no outstanding Dreyfus Premier shares of the Acquiring Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

            The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2001, and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2001, have been incorporated herein by reference in reliance upon the reports of KPMG LLP, each Fund's independent auditors, and upon the authority of said firm, as experts in accounting and auditing.

            The unaudited financial statements of the Acquiring Fund for the period ended February 28, 2002 accompany this Prospectus/Proxy Statement and have been incorporated herein by reference from the Acquiring Fund's Semi-Annual Report on file with the Commission.

                                  OTHER MATTERS

            The Company Directors are not aware of any other matters that may come before the Meeting. However, if any other such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

             NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

            Please advise the Company, in care of Dreyfus Transfer, Inc.,
Attention: The Dreyfus/Laurel Funds, Inc. -- Dreyfus Premier Small Company Stock Fund, P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Acquired Fund Shares for which proxies are being solicited from you and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to those beneficial owners.

            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            AGREEMENT AND PLAN OF REORGANIZATION dated as of April 30, 2002 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC., a Maryland corporation (the "Company"), on behalf of DREYFUS PREMIER SMALL COMPANY STOCK FUND, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "MPAM Trust"), on behalf of MPAM MID CAP STOCK FUND, a series thereof (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Company on behalf of the Acquired Fund and by the MPAM Trust on behalf of the Acquiring Fund.

            The parties wish to effect a reorganization described in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, par value $0.001 per share, in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund and the distribution, after the Closing Date (as defined in paragraph 3.1), of such Acquiring Fund Shares to the holders of the Acquired Fund's Class A, Class B, Class C, Class R and Class T shares of common stock, each with par value $0.001 (collectively, the "Acquired Fund Shares"), in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (all such transactions herein collectively referred to as the "Reorganization"). In the Reorganization, holders of Class A, Class C and Class T shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund, and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each Acquired Fund Shareholder (as defined in paragraph 1.6) would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of its investment in the Acquired Fund at the time of the Reorganization.

            WHEREAS, the Acquired Fund is a diversified series of the Company, a registered open-end management investment company, and the Acquiring Fund is a diversified series of the MPAM Trust, a registered open-end management investment company, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

            WHEREAS, the Acquired Fund is authorized to issue Class A, Class B, Class C, Class R and Class T shares of common stock, and the Acquiring Fund is authorized to issue MPAM shares, Investor shares and Dreyfus Premier shares of beneficial interest;

            WHEREAS, the MPAM Trust's Board of Trustees (the "MPAM Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of the Reorganization; and

            WHEREAS, the Company's Board of Directors (the "Dreyfus Board") has determined that the exchange of all of the assets of the Acquired Fund for

Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of the Reorganization.

            NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

      1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE ACQUIRING FUND'S ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

            1.1 Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

                     (a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as defined in paragraph 3.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

                     (b) The Acquiring Fund agrees in exchange therefor at the Closing (i) to issue and deliver to the Acquired Fund the number and classes of full and fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3, and (ii) to assume the Liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

            1.2 (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired

Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(j).

                     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of such property in the ordinary course of its business. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any property on such list that does not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such property prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

            1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Dreyfus Corporation ("Dreyfus") as of the Valuation Date (as defined in paragraph 2.1) (collectively, the "Liabilities").

            1.4 The Assets shall be delivered on the Closing Date to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

            1.5 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the Assets transferred. Such assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

            1.6 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata in accordance with this paragraph to the Acquired Fund's shareholders of record - some of which hold Acquired Fund Shares in omnibus accounts (the "Nominee Shareholders") - determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. For purposes of this Agreement, the MPAM shares of the Acquiring Fund shall be the "corresponding class" to the Class R shares of the Acquired Fund, the Investor shares of the Acquiring Fund shall be the "corresponding class" to the Class A, Class C and Class T shares of the Acquired Fund and the Dreyfus Premier shares of the Acquiring Fund shall be the "corresponding class" to the Class B shares of the Acquired Fund. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open individual and omnibus accounts on such books for the benefit of (a) the Acquired Fund Shareholders other than Nominee Shareholders and (b) the indirect holders of Acquired Fund Shares through Nominee Shareholders of the corresponding class (collectively, the "Beneficial Shareholders") and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Beneficial Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each full and fractional Acquired Fund Share of a class held by such shareholder, that number of full and fractional Acquiring Fund Shares of the corresponding class equal to the net asset value of such Acquired Fund Share as of the Valuation Date (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the corresponding class, as of the Valuation Date (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders.

            1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

            1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

            1.9 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

      2.    VALUATION.

            2.1 The value of the Assets and the amount of the Liabilities, the amount thereof attributable to each class of Acquired Fund Shares, and the net asset value of a share of each such class all shall be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually, 4:00 p.m., Eastern time), except that certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then-current prospectus and statement of additional information.

            2.2 The net asset value of a share of each class of Acquiring Fund Shares shall be computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectuses and statement of additional information.

            2.3 The number of MPAM shares, Investor shares and Dreyfus Premier shares (including fractional shares, if any), respectively, to be issued in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the Assets, less the amount of the Liabilities, attributable to the corresponding class of the Acquired Fund, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one MPAM share, Investor share and Dreyfus Premier share, respectively, determined in accordance with paragraph 2.2.

            2.4 All computations and calculations of value shall be made by Dreyfus in accordance with its regular practices as fund accountant for each Fund.

      3.    CLOSING AND CLOSING DATE.

            3.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on August 29, 2002 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

            3.2 The Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Company's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

            3.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of either Fund is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of either Fund or determination of the net asset value of any class of their shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

            3.4 The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date to the Secretary of the Company or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

      4.    REPRESENTATIONS AND WARRANTIES.

            4.1 The Company, on behalf of the Acquired Fund, represents and warrants to the MPAM Trust as follows:

                  (a) The Acquired Fund is a duly established and designated series of the Company, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquired Fund and any supplements thereto conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation dated July 31, 1987, as amended from time to time (the "Articles"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

                  (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2001, October 31, 2000 and October 31, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the MPAM Trust) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                  (h) Since October 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the unaudited statement of assets and liabilities referred to in paragraph 1.3.

                  (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (j) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

                  (k) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

                  (l) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code).

                  (m) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                  (n) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

                  (o) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid upon receipt of full payment in accordance with the terms contemplated by the Acquired Fund's then-current prospectus and statement of additional information, and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent, as certified in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

                  (p) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.

                  (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Dreyfus Board, and, subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (r) The proxy statement of the Acquired Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

            4.2 The MPAM Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

                  (a) The Acquiring Fund is a duly established and designated series of the MPAM Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The MPAM Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund and any supplements thereto conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the MPAM Trust's Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

                  (f) The Statements of Assets and Liabilities of the Acquiring Fund as of August 31, 2001 and as of September 1, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Company) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                  (g) Since August 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, o any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed in writing to the Company.

                  (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the MPAM Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (i) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

                  (j) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

                  (k) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire - during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person - with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the

Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by section 22(e) of the 1940 Act.

                  (l) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Acquired Fund conducted before the Reorganization and
(ii) use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in that business.

                  (m) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

                  (n) Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                  (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

                  (p) All Acquiring Fund Shares, when issued pursuant to the Reorganization, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the MPAM Board and, if required, the Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (r) The Proxy Statement included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

      5.    COVENANTS OF THE FUNDS.

            5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

            5.2 The Company will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

            5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

            5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in form reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code, which statement shall be certified by the Company's President or Vice President and its Treasurer.

            5.5 The MPAM Trust shall prepare a prospectus that, together with the Proxy Statement, shall be included in a registration statement on Form N-14 of the MPAM Trust relating to the Acquiring Fund Shares issuable hereunder (the "Registration Statement") to be filed in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules thereunder.

            5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

             5.7 The Funds shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated hereby (the "Exemptive

Application"). The Funds shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

      6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

            The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            6.1 All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

            6.2 The Acquired Fund shall have delivered to the Acquiring Fund the statement of the Acquired Fund's assets and liabilities referred to in paragraph
1.3 and the schedule of Assets referred to in paragraph 3.2.

            6.3 The Company shall have delivered to the MPAM Trust on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the MPAM Trust, to the effect that the representations and warranties of the Company made in this Agreement on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the MPAM Trust reasonably requests.

      7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

            The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            7.1 All representations and warranties of the MPAM Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

            7.2 The MPAM Trust shall have delivered to the Company on the Closing Date a certificate executed in its name by the MPAM Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Company, to the effect that the representations and warranties of the MPAM Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company reasonably requests.

      8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS.

            If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Fund, the other Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

            8.1 This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Articles.

            8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

            8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

            8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

            8.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for each Fund.

            8.6 The Acquired Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of (a) the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date and (b) its net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

            8.7 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

                 (a) The Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares pro rata to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                 (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

                 (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;


                 (d) The Acquiring Fund's tax basis in the Assets will be the same as the Acquired Fund's tax basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

                 (e) A Beneficial Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                 (f) A Beneficial Shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing
Date).

                 In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 6.3 and 7.2.

                 Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Beneficial Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      9.    TERMINATION OF AGREEMENT; EXPENSES.

            9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Dreyfus Board or of the MPAM Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund's shareholders) if circumstances develop that, in the opinion of either such Board, make proceeding with the Reorganization inadvisable.

            9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of paragraph 9.1, this Agreement shall become void and have no effect, without any liability in respect of this Agreement on the part of either party hereto, the Trustees, officers or shareholders of the MPAM Trust or the Directors, officers or shareholders of the Company, other than as provided in paragraph 9.3.

            9.3 The expenses of the Reorganization shall be borne by each Fund pro rata based on its aggregate net assets as of the Valuation Date (or, if this Agreement is terminated for any reason, as of the date of such termination).

      10.   WAIVER.


            At any time prior to the Closing Date, any of the conditions described in Sections 6, 7 and 8 may be waived by the MPAM Board or the Dreyfus Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

      11.   MISCELLANEOUS.


            11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

            11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

            11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by either Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts (in the case of the Acquiring Fund) and the State of Maryland (in the case of the Acquired Fund), in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

            11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

            11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            11.6 (a) References herein to the "MPAM Funds Trust" (or the "MPAM Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the MPAM Trust. The obligations of the MPAM Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the MPAM Trust or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

            (b) The obligations of the Company entered into in the name or on behalf of the Acquired Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Company or on the shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund's property; and all persons dealing with the Acquired Fund must look solely to the Acquired Fund's property for the enforcement of any claims against the Acquired Fund.

            11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquired Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Company on behalf of the Acquired Fund.

            11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the MPAM Trust on behalf of the Acquiring Fund.

            IN WITNESS WHEREOF, the MPAM Trust and the Company each have caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS / LAUREL FUNDS, INC.,
on behalf of Dreyfus Premier Small Company Stock Fund



By:   ___________________________________
      Stephen E. Canter,
      President


ATTEST:     _______________________
            Steven F. Newman,
            Secretary



MPAM FUNDS TRUST, on behalf of MPAM Mid Cap Stock Fund



By:   ___________________________________
      David F. Lamere,
      President


ATTEST:     ____________________
            Jeff S. Prusnofsky,
            Secretary

                   DREYFUS PREMIER SMALL COMPANY STOCK FUND

      The undersigned shareholder of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Acquired Fund standing in the name of the undersigned at the close of business on May 30, 2002, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Thursday, August 22, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

      THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

      Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

      1. To approve an Agreement and Plan of Reorganization between the Company, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of MPAM Mid Cap Stock Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, and the pro rata distribution of those shares to the Acquired Fund's shareholders and the subsequent termination of the Acquired Fund.

            FOR               AGAINST                 ABSTAIN
            |_|                 |_|                     |_|

      2. In their discretion, the proxies are authorized to vote on other business that properly comes before the meeting or any adjournment(s) thereof.

      By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is hereby acknowledged.

Dated:____, 2002


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

 ----------------------------------------


 ----------------------------------------
Signature(s)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                             MPAM MID CAP STOCK FUND
                          A SERIES OF MPAM FUNDS TRUST

                   DREYFUS PREMIER SMALL COMPANY STOCK FUND
                  A SERIES OF THE DREYFUS/LAUREL FUNDS, INC.

                                 200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATED June 17, 2002

      This Statement of Additional Information (the "SAI"), which is not a Prospectus, relates to the acquisition of Dreyfus Premier Small Company Stock Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), by MPAM Mid Cap Stock Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "Trust"). This SAI supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 17, 2002. To obtain a copy of the Prospectus/Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call 1-800-554-4611.

      This SAI consists of this cover page, the unaudited PRO FORMA financial statements of the Acquired Fund and Acquiring Fund (giving effect to the Reorganization) as of February 28, 2002, and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

       A. The Prospectus for the Acquiring Fund relating to the Investor shares and MPAM shares, dated May 22, 2002, filed on May 21, 2002, accession number 0001111565-02-000007.

       B. The Prospectus for the Acquiring Fund relating to the Dreyfus Premier shares, dated May 22, 2002, filed on May 21, 2002, accession number 0001111565-02-000007.

       C. The Statement of Additional Information of the Acquiring Fund, dated May 22, 2002, filed on May 21, 2002, accession number 0001111565-02-000007.

       D. The Semi-Annual Report of the Acquiring Fund, dated February 28, 2002, filed on May 7, 2002, accession number 0001111565-02-000005.

       E. The Annual Report of the Acquiring Fund, dated August 31, 2001, filed on November 9, 2001, accession number 0001111565-01-500010.

       F. The Prospectus for the Acquired Fund, dated March 1, 2002, filed on February 28, 2002, accession number 0000819940-02-000006.

       G. The Annual Report for the Acquired Fund, dated October 31, 2001, filed on January 2, 2002 accession number 0000819940-02-000001.

      The following tables set forth the unaudited PRO FORMA Statement of Assets and Liabilities as of February 28, 2002, the unaudited PRO FORMA Statement of Operations for the twelve month period ended February 28, 2002 and the unaudited PRO FORMA Statement of Investments as of February 28, 2002 for the Acquired Fund and Acquiring Fund as adjusted giving effect to the Reorganization.

      The unaudited PRO FORMA Statement of Investments contains information about the securities holdings of the Acquired Fund and the Acquiring Fund as of February 28, 2002. The holdings of the Acquired Fund and Acquiring Fund have changed since that date due to normal portfolio turnover in response to changes in market conditions. It is not anticipated, however, that any of the Acquired Fund's securities would need to be sold if the Acquired Fund's shareholders approve the Reorganization.

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----
Pro Forma Statement of Investments.................................     A-1
Pro Forma Statement of Assets and Liabilities......................     B-1
Pro Forma Statement of Operations..................................     C-1
Notes to Pro Forma Financial Statements............................     D-1

PRO FORMA STATEMENT OF INVESTMENTS (UNAUDITED)
MPAM MIDCAP STOCK FUND
FEBRUARY 28, 2002

                                                        SHARES                                       VALUE ($)
                                   -------------------------------------------------------------------------------------------------
                                        MPAM       Dreyfus Premier    Pro Forma       MPAM       Dreyfus Premier     Pro Forma
                                    Midcap Stock    Small Company     Combined    Midcap Stock    Small Company      Combined
COMMON STOCKS--96.0%                    Fund            Stock         (Note 1)        Fund            Stock          (Note 1)
--------------------               -------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.1%
Constellation Brands, Cl. A          125,800 a         42,420 a       168,220       6,837,230       2,305,527        9,142,757
Loews - Carolina Group               189,500 a         36,800 a       226,300       5,637,625       1,094,800        6,732,425
R.J. Reynolds Tobacco Holdings       119,700           40,400         160,100       7,858,305       2,652,260       10,510,565
                                                                                   20,333,160       6,052,587       26,385,747

CONSUMER CYCLICAL--10.3%
BJ's Wholesale Club                  151,320 a         51,030 a       202,350       6,226,818       2,099,884        8,326,702
Brinker International                126,500 a         42,700 a       169,200       4,344,010       1,466,318        5,810,328
CDW Computer Centers                  90,000 a         30,400 a       120,400       4,752,000       1,605,120        6,357,120
Chico's FAS                          271,650 a         91,575 a       363,225       9,192,636       3,098,898       12,291,534
Circuit City Stores - Circuit
 City Group                          177,400           59,800         237,200       3,171,912       1,069,224        4,241,136
Dana                                 153,500           51,600         205,100       2,855,100         959,760        3,814,860
Darden Restaurants                   138,300           46,620         184,920       5,847,324       1,971,094        7,818,418
Ethan Allen Interiors                169,900           57,250         227,150       6,886,047       2,320,342        9,206,389
Family Dollar Stores                 148,000           49,900         197,900       4,860,320       1,638,716        6,499,036
International Game Technology        138,900 a         46,800 a       185,700       9,378,528       3,159,936       12,538,464
Jones Apparel Group                   94,900 a         32,000 a       126,900       3,384,134       1,141,120        4,525,254
Liz Claiborne                        210,000           70,800         280,800       6,365,100       2,145,948        8,511,048
Michaels Stores                      214,600 a         72,400 a       287,000       6,395,080       2,157,520        8,552,600
Mohawk Industries                     62,300 a         21,000 a        83,300       3,920,539       1,321,530        5,242,069
Office Depot                         405,800 a        136,900 a       542,700       7,714,258       2,602,469       10,316,727
Pep Boys-Manny, Moe & Jack           370,200          124,900         495,100       5,190,204       1,751,098        6,941,302
Starwood Hotels & Resorts
 Worldwide                           138,200           46,600         184,800       4,975,200       1,677,600        6,652,800
                                                                                   95,459,210      32,186,577      127,645,787

CONSUMER STAPLES--3.1%
Dean Foods                           105,455 a         35,547 a       141,002       7,557,960       2,547,653       10,105,613


McCormick & Co.                      111,500           37,600         149,100       5,463,500       1,842,400        7,305,900
SUPERVALU                            369,001          124,475         493,476       9,575,576       3,230,126       12,805,702
Tyson Foods, Cl. A                   435,200          146,800         582,000       5,653,248       1,906,932        7,560,180
                                                                                   28,250,284       9,527,111       37,777,395

ENERGY--8.8%
BJ Services                          204,900 a         69,100 a       274,000       6,792,435       2,290,665        9,083,100
CMS Energy                           197,100           66,500         263,600       4,296,780       1,449,700        5,746,480
Devon Energy                         135,700           45,700         181,400       5,927,376       1,996,176        7,923,552
Equitable Resources                  157,200           53,000         210,200       5,137,296       1,732,040        6,869,336
Helmerich & Payne                    167,600           56,500         224,100       5,654,824       1,906,310        7,561,134
Murphy Oil                            76,100           25,700         101,800       6,558,298       2,214,826        8,773,124
Newfield Exploration                 145,300 a         49,050 a       194,350       5,272,937       1,780,024        7,052,961
NiSource                             232,400           78,400         310,800       4,878,076       1,645,616        6,523,692
Noble Affiliates                     110,400           37,200         147,600       3,996,480       1,346,640        5,343,120
Noble Drilling                       189,400 a         63,900 a       253,300       6,672,562       2,251,197        8,923,759
Ocean Energy                         187,200           63,100         250,300       3,416,400       1,151,575        4,567,975
Precision Drilling                   126,600 a         42,700 a       169,300       3,722,040       1,255,380        4,977,420
Smith International                  116,100 a         39,170 a       155,270       7,505,865       2,532,340       10,038,205
Tidewater                            117,900           39,800         157,700       4,595,742       1,551,404        6,147,146
Valero Energy                        148,727           50,186         198,913       6,369,977       2,149,466        8,519,443
                                                                                   80,797,088      27,253,359      108,050,447

HEALTH CARE--11.6%
AmerisourceBergen                    195,990           66,160         262,150      13,268,523       4,479,032       17,747,555
Andrx Group                           69,800 a         23,500 a        93,300       2,334,810         786,075        3,120,885
Beckman Coulter                      146,500           49,400         195,900       6,983,655       2,354,898        9,338,553
Biovail                               51,800 a         17,500 a        69,300       2,460,500         831,250        3,291,750
Caremark Rx                          404,900 a        136,200 a       541,100       7,065,505       2,376,690        9,442,195
Edwards Lifesciences                 249,200 a         84,100 a       333,300       7,109,676       2,399,373        9,509,049
Enzon                                 77,300 a         26,100 a       103,400       3,393,470       1,145,790        4,539,260
First Health Group                   286,500 a         96,400 a       382,900       6,583,770       2,215,272        8,799,042
IDEC Pharmaceuticals                 167,800 a         56,500 a       224,300      10,541,196       3,549,330       14,090,526
IDEXX Laboratories                    49,850 a         38,100 a        87,950       1,300,088         993,648        2,293,736
IVAX                                 367,325 a        123,850 a       491,175       6,244,525       2,105,450        8,349,975
Laboratory Corporation of
 America Holdings                    106,700 a         35,900 a       142,600       8,693,916       2,925,132       11,619,048
Lincare Holdings                     340,100 a        114,780 a       454,880       8,556,916       2,887,869       11,444,785


Shire Pharmaceuticals                 80,000 a         26,900 a       106,900       1,902,400         639,682        2,542,082
St. Jude Medical                      76,800 a         25,900 a       102,700       6,013,440       2,027,970        8,041,410
Triad Hospitals                      220,800 a         74,300 a       295,100       6,756,480       2,273,580        9,030,060
Waters                               256,700 a         86,620 a       343,320       8,021,875       2,706,875       10,728,750
                                                                                  107,230,745      36,697,916      143,928,661

INTEREST SENSITIVE--19.5%
Allied Capital                       219,400           74,000         293,400       5,985,232       2,018,720        8,003,952
Ambac Financial Group                127,450           43,040         170,490       7,908,273       2,670,632       10,578,905
Archstone-Smith Trust                165,900           56,000         221,900       4,293,492       1,449,280        5,742,772
Banknorth Group                      312,600          105,470         418,070       7,811,874       2,635,695       10,447,569
Block (H&R)                          185,200           62,300         247,500       9,343,340       3,143,035       12,486,375
Charter One Financial                277,440           93,591         371,031       8,450,822       2,850,782       11,301,604
City National                        176,100           59,400         235,500       8,949,402       3,018,708       11,968,110
Edwards (A.G.)                       110,720           37,360         148,080       4,522,912       1,526,156        6,049,068
First Tennessee National             254,100           85,500         339,600       8,766,450       2,949,750       11,716,200
Gallagher (Arthur J.) & Co.          221,900           74,880         296,780       7,735,434       2,610,317       10,345,751
Golden State Bancorp                 176,000           59,400         235,400       5,364,480       1,810,512        7,174,992
GreenPoint Financial                 182,900           61,670         244,570       8,047,600       2,713,480       10,761,080
Investment Technology Group          115,646 a         38,990 a       154,636       5,368,287       1,809,916        7,178,203
Legg Mason                            67,700           22,800          90,500       3,548,834       1,195,176        4,744,010
M&T Bank                             113,310           38,160         151,470       8,668,215       2,919,240       11,587,455
Mack-Cali Realty                     118,000           39,800         157,800       3,711,100       1,251,710        4,962,810
North Fork Bancorporation            286,300           96,600         382,900       9,900,254       3,340,428       13,240,682
Old Republic International           263,000           88,700         351,700       8,405,480       2,834,852       11,240,332
Principal Financial Group            257,750 a         87,000 a       344,750       6,278,790       2,119,320        8,398,110
Radian Group                         194,888           65,788         260,676       9,095,423       3,070,326       12,165,749
RenaissanceRe Holdings                56,500           19,100          75,600       6,120,645       2,069,103        8,189,748
TCF Financial                        205,200           69,200         274,400      10,547,280       3,556,880       14,104,160
Waddell & Reed Financial, Cl. A      165,800           55,895         221,695       5,108,298       1,722,125        6,830,423
Washington Federal                   157,380           53,130         210,510       4,082,437       1,378,192        5,460,629
Washington Mutual                    175,289           59,077         234,366       5,702,151       1,921,775        7,623,926
Wilmington Trust                      90,300           30,500         120,800       5,922,777       2,000,495        7,923,272
                                                                                  179,639,282      60,586,605      240,225,887

INTERNET--.8%
E*TRADE                              612,100 a        205,900 a       818,000       4,958,010       1,667,790        6,625,800


SonicWALL                            209,800 a         70,760 a       280,560       2,714,812         915,634        3,630,446
                                                                                    7,672,822       2,583,424       10,256,246

PRODUCER GOODS & Services--10.4%
American Standard                    126,510 a         42,640         169,150       8,261,103       2,784,392       11,045,495
Bowater                               57,600           19,400          77,000       2,969,280       1,000,070        3,969,350
CNF                                  158,200           53,330         211,530       4,905,782       1,653,763        6,559,545
Cabot                                 62,020           22,190          84,210       2,026,814         725,169        2,751,983
Clayton Homes                        349,600          117,900         467,500       5,313,920       1,792,080        7,106,000
Engelhard                            191,800           64,700         256,500       5,518,086       1,861,419        7,379,505
GATX                                 102,900           34,700         137,600       3,150,798       1,062,514        4,213,312
Genuine Parts                        205,800           69,400         275,200       7,517,874       2,535,182       10,053,056
ITT Industries                        89,000           29,900         118,900       5,251,000       1,764,100        7,015,100
Jacobs Engineering Group             125,800 a         42,400         168,200       8,485,210       2,859,880       11,345,090
Lubrizol                             142,600           48,100         190,700       4,691,540       1,582,490        6,274,030
Lyondell Chemical                    367,800          124,000         491,800       5,748,714       1,938,120        7,686,834
Packaging Corporation of American    199,200 a         67,200         266,400       3,820,656       1,288,896        5,109,552
Pentair                               67,600           22,700          90,300       2,636,400         885,300        3,521,700
Plum Creek Timber                    185,600           62,600         248,200       5,744,320       1,937,470        7,681,790
Shaw Group                           239,000 a         80,600         319,600       5,805,310       1,957,774        7,763,084
Sigma-Aldrich                        110,200           37,200         147,400       5,024,018       1,695,948        6,719,966
Teekay Shipping                       85,400           28,800         114,200       3,159,800       1,065,600        4,225,400
Terex                                201,000 a         67,800         268,800       4,096,380       1,381,764        5,478,144
Valspar                               56,580           12,980          69,560       2,505,362         574,754        3,080,116
                                                                                   96,632,367      32,346,685      128,979,052

SERVICES--10.2%
Affiliated Computer Services, Cl. A  192,400 a         64,800 a       257,200       9,410,284       3,169,368       12,579,652
CSG Systems International            160,700 a         54,200 a       214,900       5,010,626       1,689,956        6,700,582
Catalina Marketing                    78,300 a         26,400 a       104,700       2,825,064         952,512        3,777,576
Charter Communications, Cl. A        182,600 a         61,500 a       244,100       1,899,040         639,600        2,538,640
Convergys                            139,000 a         46,800 a       185,800       4,238,110       1,426,932        5,665,042
E.W. Scripps, Cl. A                   48,200           16,300          64,500       3,624,640       1,225,760        4,850,400
Hispanic Broadcasting                184,400 a         62,200 a       246,600       4,807,308       1,621,554        6,428,862
Jack Henry & Associates              183,000           61,700         244,700       3,971,100       1,338,890        5,309,990
Knight-Ridder                         75,000           25,300         100,300       5,055,000       1,705,220        6,760,220
R. R. Donnelley & Sons               177,800           60,000         237,800       5,086,858       1,716,600        6,803,458


Republic Services                    334,800 a        112,900 a       447,700       6,009,660       2,026,555        8,036,215
Robert Half International            250,000 a         84,340 a       334,340       6,502,500       2,193,683        8,696,183
Ryder System                         226,100           76,200         302,300       6,353,410       2,141,220        8,494,630
SunGard Data Systems                 341,200 a        115,060 a       456,260      10,532,844       3,551,902       14,084,746
Telephone and Data Systems            74,400           25,100          99,500       6,483,960       2,187,465        8,671,425
Viad                                 171,200           57,700         228,900       4,262,880       1,436,730        5,699,610
Westwood One                         235,700 a         79,460 a       315,160       8,430,989       2,842,284       11,273,273
                                                                                   94,504,273      31,866,231      126,370,504

TECHNOLOGY--15.1%
Ascential Software                     1,941  a             -           1,941           7,570               -            7,570
Autodesk                             105,100           35,400         140,500       4,642,267       1,563,618        6,205,885
Avnet                                301,200          101,600         402,800       7,909,512       2,668,016       10,577,528
Cadence Design Systems               317,700  a       107,200  a      424,900       6,719,355       2,267,280        8,986,635
Compuware                            389,500  a       131,400  a      520,900       4,444,195       1,499,274        5,943,469
Diebold                              152,700           51,500         204,200       5,573,550       1,879,750        7,453,300
Electronic Arts                      150,400  a        50,700  a      201,100       8,094,528       2,728,674       10,823,202
Electronics For Imaging              238,100  a        80,300  a      318,400       4,619,140       1,557,820        6,176,960
Harris                               164,100           55,400         219,500       5,620,425       1,897,450        7,517,875
L-3 Communications Holdings           75,900  a        25,600  a      101,500       8,337,615       2,812,160       11,149,775
Macrovision                          141,700  a        47,800  a      189,500       3,308,695       1,116,130        4,424,825
McData                               131,900  a        44,500  a      176,400       2,078,744         701,320        2,780,064
Microchip Technology                 218,400  a        73,650  a      292,050       7,464,912       2,517,357        9,982,269
NVIDIA                                90,700  a        30,600  a      121,300       4,626,607       1,560,906        6,187,513
Network Associates                   258,400  a        87,300  a      345,700       6,129,248       2,070,756        8,200,004
Plantronics                          200,300  a        67,500  a      267,800       4,006,000       1,350,000        5,356,000
Polycom                              141,000  a        47,500  a      188,500       3,431,940       1,156,150        4,588,090
RF Micro Devices                     357,500  a       120,200  a      477,700       5,591,300       1,879,928        7,471,228
RSA Security                         577,750  a       194,850  a      772,600       5,500,180       1,854,972        7,355,152
Reynolds & Reynolds, Cl. A           202,700           68,400         271,100       5,949,245       2,007,540        7,956,785
SPX                                   65,100  a        22,000  a       87,100       8,235,801       2,783,220       11,019,021
Semtech                              212,000  a        71,460  a      283,460       6,398,160       2,156,663        8,554,823
Storage Technology                   143,900  a        48,400  a      192,300       2,762,880         929,280        3,692,160
Sybase                               363,300  a       122,500  a      485,800       6,128,871       2,066,575        8,195,446
Symantec                             171,100  a        57,600  a      228,700       6,169,866       2,077,056        8,246,922
Vignette                             940,800  a       317,290  a    1,258,090       2,634,240         888,412        3,522,652
Vishay Intertechnology               177,200  a        59,800  a      237,000       3,138,212       1,059,058        4,197,270
                                                                                  139,523,058      47,049,365      186,572,423

UTILITIES--4.1%
Allegheny Energy                     217,100           73,200         290,300       7,505,147       2,530,524       10,035,671
Allete                               116,900           39,300         156,200       3,342,171       1,123,587        4,465,758
Ameren                               182,700           61,600         244,300       7,466,949       2,517,592        9,984,541
Broadwing                            263,500 a         88,850 a       352,350       1,654,780         557,978        2,212,758
Energy East                          241,600           81,500         323,100       4,716,032       1,590,880        6,306,912
TECO Energy                          320,300          108,000         428,300       8,001,094       2,697,840       10,698,934
Wisconsin Energy                     217,900           73,300         291,200       5,266,644       1,771,661        7,038,305
                                                                                   37,952,817      12,790,062       50,742,879

TOTAL COMMON STOCKS
 (cost $741,208,861 and $245,139,966)                                             887,995,106     298,939,922    1,186,935,028

                                      PRINCIPAL
Short-Term Investments--4.0%          AMOUNT ($)                                    VALUE ($)
                                    -------------                                 -------------

REPURCHASE AGREEMENT:
Salomon Smith Barney, Tri-Party
 Repurchase Agreement, 1.88%,
 dated 2/28/2002, due 3/1/2002
 in the amount of $42,997,245
 (fully collateralized by
 $44,425,000 Federal Home Loan
 Bank Bonds, 4.125%, 11/15/06,
 value $43,859,815                    42,995,000            -      42,995,000      42,995,000               -       42,995,000

Goldman Sachs & Co., Tri-Party
 Repurchase Agreement, 1.86%,
 dated 2/28/2002, due 3/1/2002
 in the amount of $5,850,302
 (fully collateralized by
 $4,692,000 U.S. Treasury Bond,
 7.875%, 2/15/21, value $5,967,713)            -    5,850,000       5,850,000               -       5,850,000        5,850,000

TOTAL SHORT-TERM INVESTMENTS
 (cost $42,995,000 and $5,850,000)                                                 42,995,000       5,850,000       48,845,000

TOTAL INVESTMENTS--100.0%
 (cost $784,203,861 and $250,989,966)                                             930,990,106     304,789,922    1,235,780,028


a  Non-income producing.

See notes to unaudited pro forma financial statements.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FEBRUARY 28, 2002


                                                                                   Dreyfus
                                                                 MPAM              Premier                          Pro Forma
                                                                Mid Cap         Small Company                       Combined
                                                               Stock Fund         Stock Fund       Adjustments      (Note 1)
                                                            ---------------   -----------------   -------------  ---------------
ASSETS:       Investments in securities, at value -
                   See Statement of Investments *            $ 930,990,106      $ 304,789,922                    $ 1,235,780,028
              Cash                                                 936,595            149,388                          1,085,983
              Receivable for investment securities sold          8,410,081          2,328,465                         10,738,546
              Dividends receivable                                 612,551            210,789                            823,340
              Interest receivable                                    2,245              1,255                              3,500
              Receivable for shares of Capital Stock                   -              173,370                            173,370
                   subscribed                               ---------------   -----------------   -------------  ----------------

                 TOTAL ASSETS                                  940,951,578        307,653,189                      1,248,604,767
                                                            ---------------   -----------------   -------------  ----------------

LIABILITIES:  Due to The Dreyfus Corporation and
                  affiliates                                       515,792            312,395                            828,187
              Due to Administrator                                  99,594                -                               99,594
              Payable for investment securities
                  purchased                                     29,316,688          2,896,075                         32,212,763
              Payable for shares of Beneficial Interest
                  redeemed                                         158,663          2,913,403                          3,072,066
              Accrued expenses                                      49,744                 --                             49,744
                                                            ---------------   -----------------   -------------- ----------------

                 TOTAL LIABILITIES                              30,140,481          6,121,873                         36,262,354
                                                            ---------------   -----------------   -------------- ----------------

NET ASSETS                                                   $ 910,811,097      $ 301,531,316                    $ 1,212,342,413
                                                            ===============   =================   ============== ================

REPRESENTED
BY:           Paid-in capital                                $ 771,113,688      $ 242,004,300                    $ 1,013,117,988
              Accumulated undistributed investment
                 income-net                                        335,754           (954,332)                          (618,578)
              Accumulated net realized gain (loss)
                 on investments                                 (7,424,590)         6,681,392                           (743,198)
              Accumulated net unrealized appreciation
                 (depreciation) on investments                 146,786,245         53,799,956                        200,586,201
                                                            ----------------  -----------------   -------------- ----------------

NET ASSETS                                                   $ 910,811,097      $ 301,531,316                    $ 1,212,342,413
                                                            ================  =================   ============== ================


Shares of  Beneficial Interest outstanding (unlimited
    number of shares authorized):
MPAM MID CAP STOCK FUND - INVESTOR CLASS SHARES                     17,921
                                                            ================
MPAM MID CAP STOCK FUND - MPAM CLASS SHARES                     80,740,879
                                                            ================

Shares of  Beneficial Interest outstanding (unlimited
    number of $.001 par value shares authorized):
DREYFUS PREMIER SMALL COMPANY STOCK FUND
    Class A Shares                                                                    899,326
                                                                              =================
    Class B Shares                                                                  1,306,247
                                                                              =================
    Class C Shares                                                                    206,041
                                                                              =================
    Class R Shares                                                                 13,910,775
                                                                              =================
    Class T Shares                                                                      7,710
                                                                              =================

NET ASSET VALUE PER SHARE-NOTE 3:
MPAM Mid Cap Stock Fund - Investor Class Shares
    ($202,092 / 17,921 shares)                                     $ 11.28
                                                            ================
MPAM Mid Cap Stock Fund - MPAM Class Shares
    ($910,609,005 / 80,740,879 shares)                             $ 11.28
                                                            ================
MPAM Mid Cap Stock Fund - Dreyfus Premier Shares                   $ 11.28 (a)
                                                            ================

NET ASSET VALUE PER SHARE-NOTE 3:
Dreyfus Premier Small Company Stock Fund
    Class A Shares
     ($16,481,737 / 899,326 shares)                                                   $ 18.33
                                                                              =================
    Class B Shares
     ($22,626,257 / 1,306,247 shares)                                                 $ 17.32
                                                                              =================
    Class C Shares
     ($3,571,709 / 206,041 shares)                                                    $ 17.33
                                                                              =================
    Class R Shares
     ($258,711,100 / 13,910,775 shares)                                               $ 18.60
                                                                              =================
    Class T Shares
     ($140,513 / 7,710 shares)                                                        $ 18.22
                                                                              =================

Pro forma Combined- Investor Class Shares
     ($20,396,051 / 1,808,331 shares)                                                                                    $ 11.28
                                                                                                                 ================
Pro forma Combined- MPAM Class Shares
     ($1,169,320,105 / 103,678,859 shares)                                                                               $ 11.28
                                                                                                                 ================
Pro forma Combined- Dreyfus Premier Shares
     ($22,626,257 / 2,005,691 shares)                                                                                    $ 11.28
                                                                                                                 ================
* Investments in securities, at cost                         $ 784,203,861      $ 250,989,966                    $ 1,035,193,827
                                                            ================  ================                   ================

(a) Proposed new class of shares to be issued at time of Merger. For purposes of pro-forma, MPAM Class price per share is used.

                                                              SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FROM MARCH 1, 2001 TO FEBRUARY 28, 2002

                                                                                DREYFUS
                                                                  MPAM          PREMIER                            PRO FORMA
                                                                MID CAP       SMALL COMPANY                        COMBINED
                                                              STOCK FUND       STOCK FUND      ADJUSTMENTS (a)     (NOTE 1)
                                                            --------------   --------------   -------------      -------------
INVESTMENT INCOME:

INCOME:    Cash Dividends                                   $   9,197,907     $ 3,636,625                        $ 12,834,532
           Interest                                               984,778         205,683                           1,190,461
                                                            --------------   --------------   -------------      -------------
             TOTAL INCOME                                      10,182,685       3,842,308                          14,024,993
                                                            --------------   --------------   -------------      -------------

EXPENSES:  Investment Advisory/Management fee               $   6,341,304     $ 4,119,459      (1,647,784)(b)    $  8,812,979
           Administration fee                                   1,228,748                         478,934(b)        1,707,682
           Custodian fees                                          75,480                           3,760(b)           79,240
           Auditing fees                                           19,260                           5,600(b)           24,860
           Registration fees                                       52,017                          18,000(b)           70,017
           Trustees' fees and expenses                             39,214                          12,940(b)           52,154
           Prospectus and shareholders'
             reports                                               15,855                           5,800(b)           21,655
           Legal fees                                              16,205                           5,350(b)           21,555
           Shareholder servicing costs                                178                                                 178
           Distribution fees                                           --         307,629                        $    307,629
           Loan commitment fees                                                     3,884                               3,884
           Miscellaneous                                           37,109              --                              37,109
                                                            --------------   --------------   -------------      -------------
             TOTAL INCOME                                       7,825,370       4,430,972      (1,117,400)         11,138,942
                                                            --------------   --------------   -------------      -------------

INVESTMENT INCOME (LOSS)                                        2,357,315        (588,664)      1,117,400           2,886,051
                                                            --------------   --------------   -------------      -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

           Net realized gain (loss) on investments          $  (4,788,839)    $ 3,154,124                        $ (1,634,715)
           Net unrealized appreciation (depreciation)
             on investments                                    11,559,964      (2,883,305)                          8,676,659
                                                            --------------   --------------   -------------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          6,771,125         270,819                           7,041,944
                                                            --------------   --------------   -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $   9,128,440     $  (317,845)    $ 1,117,400        $  9,927,995
                                                            ==============   ==============   =============      =============


(a)  Merger related expenses are excluded.
(b)  Reflects the adjustment of expenses to be commensurate with those of the combined fund.



                                                            SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

MPAM Mid Cap Stock Fund
-----------------------
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

      The Board of Directors of The Dreyfus/Laurel Funds, Inc., at a meeting held on April 25, 2002, and the Board of Trustees of MPAM Funds Trust, at a meeting held on April 30, 2002, each approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which, subject to approval by the shareholders of Dreyfus Premier Small Company Stock Fund (the "Dreyfus Premier Fund"), a series of The Dreyfus/Laurel Funds, Inc., the Dreyfus Premier Fund will transfer all of its assets, subject to its liabilities, to MPAM Mid Cap Stock Fund (the "MPAM Fund"), a series of MPAM Funds Trust. Shares of the Dreyfus Premier Fund will be exchanged for MPAM shares, Investor shares and Dreyfus Premier shares of the MPAM Fund, as described below, equal in value to the assets less liabilities of the Dreyfus Premier Fund (the "Exchange") in accordance with the Plan. MPAM, Investor and Dreyfus Premier shares of the MPAM Fund then will be distributed to Dreyfus Premier Fund shareholders on a pro rata basis in liquidation of the Dreyfus Premier Fund. Dreyfus Premier shares are a newly created class of the MPAM Fund.

            The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the MPAM Fund and the Dreyfus Premier Fund at February 28, 2002. The unaudited pro forma statement of operations reflects the results of operations of the MPAM Fund and the Dreyfus Premier Fund for the twelve months ended February 28, 2002. These statements have been derived from the books and records of the respective Fund utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the MPAM Fund for exchange periods will not be restated. The fiscal year ends are October 31 for the Dreyfus Premier Fund and August 31 for the MPAM Fund.

      The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on February 28, 2002. Following the Exchange, the MPAM Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

      Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available, except for open short positions, where the asked price is used for valuation purposes. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Boards.

NOTE 3--Capital Shares:

      The pro forma net asset value per share of the MPAM Fund assumes the issuance of 22,937,980 MPAM shares, 1,790,410 Investor shares and 2,005,691 Dreyfus Premier shares of beneficial interest of the MPAM Fund in connection with the Exchange. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Dreyfus Premier Fund at February 28, 2002 by the net asset value per share of MPAM shares and Investor shares at February 28, 2002 of $11.28 and $11.28, respectively. The pro forma combined number of MPAM shares outstanding of 103,678,859 consists of the 22,937,980 Class R shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 80,740,879 MPAM shares outstanding at February 28, 2002. The pro forma combined number of Investor shares outstanding of 1,808,331 consists of the 1,461,405 Class A , 316,551 Class C and 12,454 Class T shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 17,921 Investor shares outstanding at February 28, 2002. As a new share class of the MPAM Fund, Dreyfus Premier shares were not offered on February 28, 2002 and the net asset value per share at February 28, 2002 was assumed to be $11.28 based on

MPAM shares. The pro forma combined number of Dreyfus Premier shares outstanding consists of the 2,005,691 Class B shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange.

NOTE 4--Pro Forma Operating Expenses:

      The accompanying pro forma financial statements reflect changes in expenses of the MPAM Fund as if the Exchange had taken place on February 28, 2002. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

      Merger costs are estimated at approximately $88,100 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the MPAM Fund and the Dreyfus Premier Fund carrying out its respective obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

      Each of the MPAM Fund and the Dreyfus Premier Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the Exchange, the MPAM Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

      The identified cost of investments for each Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined MPAM Fund.